Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2272

Preferred Opportunity Portfolio 2023-1

(the “Portfolio”)

Supplement to the Prospectus

Effective April 20, 2023, pursuant to authority granted under the Trust Agreement, the Sponsor and the Supervisor have determined to liquidate First Republic Bank – Series L 4.250% from your Portfolio and such securities will no longer be included therein. The proceeds from the liquidation will be reinvested in the existing securities of the Portfolio pursuant to the authority granted under the Trust Agreement.

Supplement Dated: April 20, 2023